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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2005
                Date of Report (Date of earliest event reported)

                                   CD&L, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                     0-26954               22-3350958
(State or other jurisdiction of      (Commission File         (IRS Employer
incorporation or  organization)           Number)           Identification No.)

      80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY            07606
         (Address of principal executive offices)             (Zip Code)

       (Registrant's telephone number, including area code) (201) 487-7740

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the Company has unanimously approved the re-election of Jon F. Hanson to the Board of Directors as of Wednesday, December 14, 2005. Mr. Hanson agreed to his reappointment to the Board of Directors in order to allow the Company sufficient time to select a successor for his Board position and to maintain compliance with the American Stock Exchange's continued listing requirements. Mr. Hanson has agreed to serve on the Board of Directors until his replacement is duly elected.


Dated:    December 14, 2005                        CD&L, INC.


                                       By:  \s\ Russell J. Reardon
                                            ----------------------
                                       Russell J. Reardon Vice President and
                                       Chief Financial Officer